UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2015 (November 30, 2015)

EDUCATIONAL DEVELOPMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-4957	73-0750007
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10302 East 55th Place, Tulsa, Oklahoma 74146-6515

(Address of principal executive offices and Zip Code)

(918) 622-4522

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 22, 2015, Educational Development Corporation announced via press release, record unaudited net revenues for the month of October 2015. A copy of the press release is attached hereto.

ITEM 8.01 OTHER EVENTS

On December 22, 2015, Educational Development Corporation declares via press release, a quarterly dividend. A copy of the press release is attached hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS

99.1 Press release dated as of December 22, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Educational Development Corporation

By:	/s/ Randall W. White
Randall W. White
President and Chief Executive Officer

Date: December 22, 2015

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

*99.1	Press release dated as of December 22, 2015

_________

*Filed herewith.